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                                                                    EXHIBIT 99.2

[X] PLEASE MARK VOTES                   REVOCABLE PROXY
    AS IN THIS EXAMPLE              REUNION INDUSTRIES, INC.
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
                                                                                                                     WITH-   FOR ALL
                                                                                                             FOR     HOLD    EXCEPT
   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE       1. The election as directors (except as   [_]      [_]      [_]
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 4, 1998          indicated below) of all nominees.

   The undersigned stockholder of Reunion Industries, Inc.                    THOMAS N. AMONETT                   FRANKLIN MYERS
(the "Company") hereby appoints Charles E. Bradley, Sr.,                        JOHN Q. POOLE                   THOMAS L. CASSIDY
Thomas L. Cassidy, or Franklin Myers, or any of them,                       CHARLES E. BRADLEY, SR.               W.R. CLERIHUE
attorneys and proxies of the undersigned, each with full           INSTRUCTIONS: To withhold authority to vote for any individual
power of substitution, to vote on behalf of the undersigned        nominee, mark "For All Except" and write that nominee's name in
at the Special Meeting of Stockholders of the Company to be        the space provided below.
held at the Holiday Inn Select Stamford, 700 Main Street,
Stamford, Connecticut, on Tuesday, August 4, 1998, at 10:00 a.m.,  _________________________________________________________________
local time, and at any adjournments thereof, all of the shares                                               FOR   AGAINST   ABSTAIN
of common stock in the name of the undersigned or which the        2. The approval of the adoption of the    [_]     [_]       [_]
undersigned may be entitled to vote:                                  1998 Stock Option Plan of Reunion
                                                                      Industries, Inc.
                                                                   3. The approval and adoption of the       [_]     [_]       [_]
                                                                      Merger Agreement, dated as of May
                                                                      31, 1998, between the Company and
                                                                      Chatwins Group, Inc.

                                                                                                             FOR   AGAINST   ABSTAIN
                                                                   4. In their discretion, upon such other   [_]     [_]       [_]
                                                                      matters as may properly come before
                                                                      the meeting; hereby revoking any
                                                                      proxy or proxies heretofore given by
                                                                      the undersigned.

   Please be sure to sign and date   _______________________
    this Proxy in the box below.     |Date                 |       Please check box if you plan to attend
_____________________________________|_____________________|       the Special Meeting:                                        [_]
|                                                          |
|                                                          |         The Board of Directors recommends a vote FOR each of the pro-
|___Stockholder sign above___Co-holder (if any) sign above_|       posals set forth above; if no specification is made, the shares will be voted FOR such proposals.

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                             DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                                                     REUNION INDUSTRIES, INC.
____________________________________________________________________________________________________________________________________
   The above signed hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished herewith.

    Signatures should agree with name printed hereon. If Stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
____________________________________________________________________________________________________________________________________
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